UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2009

VIEWPOINT FINANCIAL GROUP
(Exact name of registrant as specified in its charter)

United States	001-32992	20-4484783
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 W. 15th Street, Plano, Texas	75075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 578-5000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.
(a) and (b). The Audit Committee of the Board of Directors of ViewPoint Financial Group (the “Registrant”) recently conducted a competitive process to select the Registrant’s independent registered public accounting firm for the Registrant’s 2010 fiscal year beginning January 1, 2010, including Crowe Horwath LLP, the Registrant’s current independent registered public accounting firm. The Registrant’s five year engagement with Crowe Horwath LLP will expire following the fiscal year ending December 31, 2009. As a result of this process and based on the recommendation of the Audit Committee, on October 6, 2009, the Board of Directors of the Registrant approved the engagement of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the Registrant’s 2010 fiscal year, and the Registrant notified Crowe Horwath LLP of its decision. Crowe Horwath LLP will continue the audit of the Registrant’s financial statements for the fiscal year ending December 31, 2009.
During the fiscal years ended December 31, 2007 and December 31, 2008, and through October 6, 2009, the Registrant had (i) no disagreements with Crowe Horwath LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Crowe Horwath LLP’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Crowe Horwath LLP’s reports on the Registrant’s consolidated financial statements for the fiscal years ended December 31, 2007 and December 31, 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2007 and December 31, 2008, and through October 6, 2009, neither the Registrant nor anyone on its behalf has consulted with Ernst & Young LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
In accordance with Item 304(a)(3) of Regulation S-K, the Registrant has provided Crowe Horwath LLP a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that Crowe Horwath LLP furnish the Registrant with a letter addressed to the SEC stating whether or not Crowe Horwath LLP agrees with the above statements. A copy of such letter, dated October 8, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
ITEM 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit 16.1 Crowe Horwath LLP letter, dated October 8, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP
Date: October 8, 2009	By:	/s/ Pathie E. McKee
Pathie E. McKee, Executive Vice
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Crowe Horwath LLP letter, dated October 8, 2009.